Exhibit 99.5

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on July 26, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/CYS • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proposals — The Board of Directors recommends a vote “FOR” Proposal 1, a vote “FOR” Proposal 2 and a vote “FOR” Proposal 3. For Against Abstain ForAgainst Abstain 1. To consider and vote on a proposal (the “Merger Proposal”) to approve the merger transaction in which CYS Investments, Inc., a Maryland corporation (the “Company”) merges with and into Eiger Merger Subsidiary LLC, a Maryland limited liability company, (“Merger Sub”) related to that certain Agreement and Plan of Merger, dated as of April 25, 2018, among Two Harbors Investment Corp., a Maryland corporation, Merger Sub and the Company, as it may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice. 3. To consider and vote on a proposal to approve the adjournment of the special meeting of stockholders of the Company (the “Special Meeting”), if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal (the “CYS Adjournment Proposal”). 2. To consider and vote on a non-binding advisory proposal to approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger (the “CYS Non-Binding Compensation Advisory Proposal”). For Against Abstain Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 8 2 2 4 1 1 02VB4C MMMMMMMMM B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on July 27, 2018: The proxy statement is available on the internet at http://www.cysinv.com. On this site, you will be able to access the proxy statement and any amendments or supplements to the foregoing that are required to be furnished to stockholders. If you wish to obtain directions to the Special Meeting, please contact our corporate secretary at (617) 639-0440. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — CYS INVESTMENTS, INC. + SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JULY 27, 2018 This Revocable Proxy is Solicited By the Board of Directors of CYS Investments, Inc. The undersigned stockholder of CYS Investments, Inc., a Maryland corporation (the “Company”), hereby appoints Kevin E. Grant and Thomas A. Rosenbloom (collectively, the “Proxies”), and either of them, with full power to act alone and with full power of substitution and revocation, as proxies of the undersigned to attend the Special Meeting to be held at 50 Rowes Wharf, Boston, Massachusetts 02110, on July 27, 2018 at 9:00 a.m., Eastern Time, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present upon the following proposals and to vote according to their discretion on any other matter which may properly be presented for action at the Special Meeting or any adjournment or postponement thereof. In their discretion, the Proxies are authorized to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted “AGAINST” the Merger Proposal, but will have no effect on the CYS Non-Binding Compensation Advisory Proposal and the CYS Adjournment Proposal; provided that in each case, a quorum is otherwise present. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTION B ON THE OTHER SIDE OF THIS CARD. C